UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):         June 10, 2015

FRANCESCA’S HOLDINGS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35239	20-8874704
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8760 Clay Road Houston, Texas	77080
(Address of principal executive offices)	(Zip Code)

(713) 864-1358

Registrant’s telephone number including area code:

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02.	Results of Operations and Financial Condition.

On June 10, 2015, Francesca’s Holdings Corporation (the “Company”) issued a press release announcing its consolidated financial results for the fiscal first quarter ended May 2, 2015. A copy of the press release is furnished as Exhibit 99.1 to this report. This information shall not be deemed “filed” for purposes of Section 18 of the Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01.	Financial Statements and Exhibits.

99.1	Press Release issued by Francesca’s Holdings Corporation on June 10, 2015.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANCESCA’S HOLDINGS CORPORATION

Date: June 10, 2015	By:	/s/ Kal Malik
Kal Malik
Chief Administrative Officer

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued by Francesca’s Holdings Corporation on June 10, 2015.

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